Aberdeen Global Select Opportunities Fund Inc.

Supplement dated November 17, 2014 to the Statutory Prospectus and Statement of Additional Information, each dated March 3, 2014, as supplemented to date

On September 18, 2014, the Board of Directors of Aberdeen Global Select Opportunities Fund Inc. (the “Fund”) approved Boston Financial Data Services (“BFDS”) as the transfer agent of the Fund. The transition of transfer agency services to BFDS from U.S. Bancorp Fund Services, LLC, the current transfer agent, is expected to occur during the first quarter of 2015. Shareholders will be provided more information closer to or on the date of the transition.

Please retain this Supplement for future reference.